                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement      [ ]    CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14a-6(e)(2))
[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

                          WOMEN'S GOLF UNLIMITED, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)    Title of each class of securities to which transaction applies:

         (2)    Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)    Proposed maximum aggregate value of transaction:

         (5)    Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:

         (2)     Form, Schedule or Registration Statement No.:

         (3)     Filing Party:

         (4)     Date Filed:

                          WOMEN'S GOLF UNLIMITED, INC.
                                 18 GLORIA LANE
                           FAIRFIELD, NEW JERSEY 07004

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 17, 2003

To Our Shareholders:

         You are cordially invited to attend the annual meeting of shareholders of Women's Golf Unlimited, Inc. (the "Company"), which will be held at the Holiday Inn-Pittsburgh-North, 10 Landings Drive, Harmarville, Pennsylvania 15238, on June 17, 2003, at 9:30 a.m., E.D.T., for the following purpose:

                  To elect seven (7) directors.

         Only shareholders of record as of the close of business on April 18, 2003, will be entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements thereof.

         It is important that your shares be represented at the annual meeting regardless of the size of your holdings. Whether or not you intend to be present at the meeting in person, we urge you to please mark, date and sign the enclosed proxy and return it in the envelope provided for that purpose, which does not require postage if mailed in the United States.

                                          By Order of the Board of Directors

                                          Richard M. Maurer, Secretary

Fairfield, New Jersey
May 16, 2003

--------------------------------------------------------------------------------
YOU ARE URGED TO MARK, DATE, SIGN, AND PROMPTLY RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
--------------------------------------------------------------------------------

                          WOMEN'S GOLF UNLIMITED, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 17, 2003

         This proxy statement ("Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of Women's Golf Unlimited, Inc. (the "Company") of proxies for use at the annual meeting of shareholders of the Company to be held at the Holiday Inn-Pittsburgh-North, 10 Landings Drive, Harmarville, Pennsylvania 15238, on June 17, 2003, at 9:30 a.m., E.D.T., and at any postponements or adjournments thereof (the "Annual Meeting"). Proxies properly executed and returned in a timely manner will be voted at the Annual Meeting in accordance with the directions specified therein. If no direction is indicated, they will be voted for the election of the nominees named herein as directors, and on other matters properly presented for a vote, in accordance with the judgment of the persons acting under the proxies. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Company, by delivering a later-dated proxy or by attending the Annual Meeting and voting in person.

         The Company's executive offices are located at 18 Gloria Lane, Fairfield, New Jersey 07004 (telephone 973/227-7783). Proxy materials are being mailed to shareholders beginning on or about May 16, 2003.


               SHARES OUTSTANDING, VOTING RIGHTS AND VOTE REQUIRED

         Only shareholders of record at the close of business on April 18, 2003 are entitled to vote at the Annual Meeting. The only voting stock of the Company outstanding is its common stock, $0.01 par value per share (the "Common Stock"), of which 3,227,215 shares were outstanding as of the close of business on April 18, 2003. Each share of Common Stock issued and outstanding is entitled to one vote on all matters properly submitted at the Annual Meeting. Cumulative voting is not permitted under the Company's Amended and Second Restated Certificate of Incorporation.

         The presence, in person or by proxy, of the holders of a majority of the total issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Votes cast in person or by proxy at the Annual Meeting will be tabulated by the election inspector appointed for the meeting who will also determine whether a quorum is present. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such shareholder with respect to a particular matter. Such shares will count for purposes of determining the presence of a quorum. Shares voted to abstain and directions to "withhold authority" to vote for directors will be considered as voted shares and will count for the purposes of determining the presence of a quorum.

         Directors will be elected by a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election of directors.

         As of the record date, Wesmar Partners Limited Partnership ("Wesmar Partners") was the beneficial owner of 1,399,096 shares of Common Stock representing approximately 43% of the outstanding shares. Wesmar Partners has advised the Company of its intention to vote such shares in favor of the below-listed nominees for directors.

                              ELECTION OF DIRECTORS

         The Company's By-laws provide that the Board of Directors shall consist of not fewer than one nor more than nine directors as determined from time to time by action of the shareholders or the Board of Directors. Each director elected holds office until the annual meeting of shareholders following his or her election and until his or her successor is duly elected and qualified. The Board of Directors currently consists of seven directors. At the Annual Meeting, shareholders present in person or represented by proxy may vote the number of shares they are entitled to vote for seven directors.

         The persons named below have been designated by the Board of Directors as nominees for election as directors, for terms expiring at the 2004 annual meeting of shareholders. All nominees currently serve as directors of the Company.

         ROBERT L. ROSS, age 58, has been a director of the Company since 1988 and Chairman of the Board since October 1995. Effective in January 1996, Mr. Ross became Chief Executive Officer of the Company. He has been Co-Managing Partner of Wesmar Partners Limited Partnership ("Wesmar Partners"), the majority shareholder of the Company, since 1985. Prior to the formation of Wesmar Partners, Mr. Ross was associated with The Hillman Company, a private investment firm, from 1978 to 1985. Mr. Ross is a Certified Public Accountant and was associated with Haskins & Sells and with Westinghouse Electric Corporation prior to joining The Hillman Company.

         DOUGLAS A. BUFFINGTON, age 47, joined the Company in January 1994 as Vice President of Sales and Marketing, and became Chief Financial Officer and Chief Operating Officer in June 1994, President in December 1994, a director in February 1995 and Treasurer in January 1996. From 1992 until joining the Company, Mr. Buffington served as General Manager of Simon-Duplex, a $25 million capital goods division of Simon Engineering, a company based in the United Kingdom. From 1990 to 1992, he served as Vice President of Finance of Simon-Ltd., a $35 million division of Simon Engineering.

         RICHARD M. MAURER, age 54, has been a director of the Company since 1988. Effective in January 1996, Mr. Maurer became Secretary of the Company. He has been Co-Managing Partner of Wesmar Partners, the majority shareholder of the Company, since 1985. Prior to the formation of Wesmar Partners, Mr. Maurer was associated with The Hillman Company, a private investment firm, from 1978 to 1985. Mr. Maurer is a Certified Public Accountant and was associated with Price Waterhouse prior to joining The Hillman Company.

         JAMES E. JONES, age 40, became the Vice President of Marketing and a director of the Company on January 1, 2001. The founder of Ladies Golf Equipment Company, Inc. ("Ladies Golf"), Mr. Jones was President of that company from 1993 through 2000, and served as President of the Company's wholly-owned subsidiary S2 Golf Acquisition Corp. ("S2 Acquisition") between the merger of Ladies Golf into S2 Acquisition at the end of December, 2000 and the merger of S2 Acquisition into the Company in May of 2001. He was Chief Operating Officer of International Sporting Goods, a producer of a wide range of sporting goods products from 1991 until 1993, and a sales representative for the Converse Shoe Company from 1986 until 1991.

         MARY ANN JORGENSON, age 62, has been a director of the Company since 1992. She has been a partner with the law firm of Squire, Sanders & Dempsey L.L.P. since 1984 and has been associated since 1975 with that firm. She also serves as a director of Anthony & Sylvan Pools Corporation, an installer of concrete in-ground swimming pools.

         NANCY LOPEZ, age 46, became a director of the Company on January 1, 2001. She was a co-founder of the NancyLopezGolf(TM) brand of women's golf clubs and accessories. Ms. Lopez has been a member of the Tour Division of the Ladies Professional Golf Association since 1977, and was inducted into the LPGA(R) Hall of Fame in 1987. She has 48 career victories including three major titles. Ms. Lopez was Rookie of the Year in 1978, a four-time LPGA(R) player of the year and a three-time Vare trophy winner for the lowest scoring average.

         FREDERICK B. ZIESENHEIM, age 76, has been a director of the Company since 1992. He has been with the law firm of Webb Ziesenheim Logsdon Orkin & Hanson, P.C. since 1988 and is currently Vice Chairman of its Board of Directors. Prior to combining his practice with that firm, Mr. Ziesenheim was President of the law firm of Buell, Ziesenheim, Beck and Alstadt, P.C., with whom he had been associated since 1958.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                      ELECTION OF THE ABOVE NAMED NOMINEES

         The Board of Directors intends to vote the proxies solicited by it (other than proxies in which the vote is withheld as to one or more nominees) for the seven candidates standing for election as directors nominated by the Board of Directors. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors has no reason to believe any nominee will be unavailable to serve.


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During 2002, the Board of Directors held two meetings and acted three times by unanimous written consent. Incumbent Board member Nancy Lopez has attended fewer than 75 percent of the meetings of the Board of Directors that have been held since she became a director of the Company. The Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Board of Directors does not have a Nominating Committee.

         Robert L. Ross and Mary Ann Jorgenson are members of the Compensation Committee, which reviews and makes recommendations to the Board of Directors concerning compensation and benefit matters. The Compensation Committee held one meeting in 2002.

         The Audit Committee recommends to the Board the engagement of independent auditors, the plan and scope of the audit engagement, and the overall management and operations of the Company's control procedures and accounting practices and policies. Notwithstanding the above, the Audit Committee is not responsible for conducting audits, preparing financial statements, or assuring the accuracy of financial statements or filings, all of which is the responsibility of management and the outside auditors. The Audit Committee held two meetings in 2002.

         The current members of the Audit Committee are Richard M. Maurer, Frederick B. Ziesenheim and Mary Ann Jorgenson. Mr. Ziesenheim and Ms. Jorgenson each are "independent" under the National Association of Securities Dealers ("NASD") listing standards. Mr. Maurer may not be independent under NASD listing requirements Rule 4200(a)(15) because he is an officer, a director and a principal shareholder of Maurer Ross & Co., Incorporated, the general partner of MR & Associates, which (i) is the managing general partner of Wesmar Partners, a beneficial owner of more than twenty-five percent of the Company's Common Stock, and (ii) provided consulting services to the Company for fees of $60,000 in the previous fiscal year. Noting that NASD listing requirements Rule 4310(c)(26)(B)(ii) permits the appointment of non-independent directors in limited and exceptional circumstances, the Board has found that the best interests of the Company and its shareholders require the appointment of Mr. Maurer to the Audit Committee because, as a Certified Public Accountant, he brings to the Audit Committee the past employment experience in finance or accounting or professional training in accounting required by NASD listing requirements Rule 4310(c)(26)(B)(i), and no independent directors of the Company have such past employment experience or training.

         The Audit Committee performs its oversight functions and responsibilities pursuant to a written charter adopted by the Company's Board of Directors, which the Company attached to its proxy statement for the 2001 annual meeting of its shareholders.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2002 with the Company's management. The Audit Committee has also discussed with Rothstein, Kass & Company, P.C. ("Rothstein, Kass"), the Company's independent auditors, all matters required by generally accepted auditing standards to be discussed, including the matters required to be discussed by Statement on Auditing Standards 61. The Audit Committee has received the written disclosures and the letter from Rothstein, Kass required by Independence Standards Board Standard No. 1 and has discussed with Rothstein, Kass its independence.

         Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                                                    Richard M. Maurer
                                                    Mary Ann Jorgenson
                                                    Frederick B. Ziesenheim


                            COMPENSATION OF DIRECTORS

         Pursuant to the terms of the Company's 1992 Stock Plan for Independent Directors, as amended (the "1992 Stock Plan"), each independent, non-employee, non-consultant director of the Company (currently Mary Ann Jorgenson and Frederick B. Ziesenheim) receives an automatic grant of Common Stock for each meeting of the Board of Directors or committee thereof that he or she attends. The number of shares of Common Stock awarded is the number of shares having an aggregate fair market value, on the date of the meeting attended, equal to $1,000, and effective in 1997, shares of Common Stock having an aggregate fair market value on the date of the meeting equal to $500 if the meeting was a telephonic meeting or if such person participated in a regular meeting by telephone. The fair market value of the Common Stock on each relevant date is the closing price of the Common Stock in the Over-The-Counter Bulletin Board on that date or, if no shares are traded on that date, the closing price on the first date preceding that date on which such shares were traded.

                               EXECUTIVE OFFICERS

         The person named below is an executive officer of the Company who is not also a director of the Company.

         RANDY A. HAMILL, age 48, has been Senior Vice President of the Company since July 1991 and is in charge of all manufacturing and purchasing. Effective in January 1996, Mr. Hamill became Assistant Secretary of the Company. He was Vice President of Manufacturing of the Company from 1981 to July 1991.


                           COMPENSATION OF MANAGEMENT

         The following table sets forth certain information with respect to annual and long-term compensation for services in all capacities paid by the Company for the years ended December 31, 2002, 2001 and 2000, to or on behalf of Robert L. Ross, Douglas A. Buffington, Randy A. Hamill and James E. Jones (collectively, the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                                                    LONG-TERM
                                                                                                  COMPENSATION
                                                        ANNUAL COMPENSATION                          AWARDS
                                                        -------------------                          ------
                                                                              OTHER        SECURITIES
         NAME AND                                                             ANNUAL       UNDERLYING      ALL OTHER
    PRINCIPAL POSITION          YEAR            SALARY        BONUS        COMPENSATION      OPTIONS     COMPENSATION
    ------------------          ----            ------        -----        ------------      -------     ------------
Robert L. Ross,                 2002          $       0       $      0     $       0               0        $    0
  Chief Executive Officer       2001          $       0       $      0     $       0               0        $    0
                                2000          $       0       $      0     $       0          10,000        $    0

Douglas A. Buffington,          2002          $ 175,000       $      0     $  19,267(4)            0        $  975(7)
  President, Chief              2001          $ 173,073       $  45,000(1) $  19,829(4)       20,000(5)     $  975(7)
  Financial Officer,            2000          $ 150,000       $  35,000(2) $  19,392(4)       20,000(6)     $  975(7)
  Chief Operating
  Officer, and Treasurer

Randy A. Hamill,                2002          $ 130,962       $      0     $       0               0        $    0
  Senior Vice President         2001          $ 116,539       $  31,250(1) $       0               0        $    0
  of Manufacturing and          2000          $ 100,000       $  20,000(3) $       0           5,000(6)     $    0
  Resources and Assistant
  Secretary

James E. Jones,                 2002(8)       $  96,923       $      0     $       0               0        $    0
  Vice President                2001(8)       $ 100,000       $      0     $       0               0        $    0
  of Marketing

(1)      Bonus earned in 2001, paid in 2002.

(2)      Bonus earned in 2000, paid in 2001.

(3)      Bonus earned in 2000, paid in 2000.

(4)      Travel/commuting expenses reimbursed by the Company.

(5)      Awarded for 2001 services, granted in 2002.

(6)      Awarded for 2000 services, granted in 2000.

(7) The Company paid the $975 annual premium on a $750,000 insurance policy on the life of Mr. Buffington, which names Mr. Buffington's wife as the sole beneficiary.

(8)      Mr. Jones became an employee on January 1, 2001.


         The following table sets forth information pertaining to stock options granted to the Named Executives in 2002:

                               2002 OPTION GRANTS

                                   NUMBER OF               % OF TOTAL
                                  SECURITIES             OPTIONS GRANTED           EXERCISE OR
                                  UNDERLYING              TO EMPLOYEES             BASE PRICE         EXPIRATION
         NAME                   OPTIONS GRANTED              IN 2002                  $/SH               DATE
         ----                   ---------------              -------                  ----               ----
Douglas A. Buffington             20,000 (1)                 100.0%                 $1.18 (2)          1/15/2012

(1)      Immediately exercisable.

(2)      Upon certain changes in control, exercise price becomes $0.01.



         The following table sets forth certain information pertaining to stock options held by the Named Executives as of December 31, 2002:

                      2002 FISCAL YEAR END OPTION HOLDINGS

                                                NUMBER OF SECURITIES                         VALUE OF UNEXERCISED
                                                 UNDERLYING OPTIONS                          IN-THE-MONEY OPTIONS
                                                 AT FISCAL YEAR END                          AT FISCAL YEAR END(1)
                                                 ------------------                          ---------------------
         NAME                              EXERCISABLE      UNEXERCISABLE              EXERCISABLE      UNEXERCISABLE
         ----                              -----------      -------------              -----------      -------------
Robert L. Ross                               67,500              0                       $   0             $  0
Douglas A. Buffington                       105,375              0                       $   0             $  0
Randy A. Hamill                              59,842              0                       $   0             $  0
James E. Jones                                    0              0                       $   0             $  0

(1) Calculated on the basis of the fair market value of the Common Stock of $.58 per share on December 31, 2002, less exercise price.


         The Named Executives exercised no options in 2002.


         Other than the options granted to Mr. Buffington described in the "2002 Option Grants" table above, no awards under any Long Term Incentive Plan were made to any of the Named Executives in 2002.

                   TRANSACTIONS WITH MANAGEMENT AND DIRECTORS

                         EMPLOYMENT AND OTHER AGREEMENTS

         The Company entered into an employment agreement with Douglas A. Buffington effective January 1, 2001 and terminating on December 31, 2005 unless terminated sooner as provided in the agreement. Mr. Buffington's base annual salary under the agreement is $175,000. An incentive cash bonus and stock option program are incorporated into the agreement. Additional stock options, other than those provided in the incentive program, may be granted at the discretion of the Company's Board of Directors. The agreement also provides for certain benefits, in addition to the standard Company employee fringe benefits, including but not limited to reimbursement of certain expenses and payment of premiums on a $750,000 life insurance policy with Mr. Buffington's spouse named as beneficiary. The agreement also contains "noncompetition" and "invention and secrecy" clauses.

         The Company and its then wholly-owned subsidiary S2 Golf Acquisition Corp. ("S2 Acquisition") entered into an employment agreement with James E. Jones, effective as of January 1, 2001 and terminating on December 31, 2005 unless terminated sooner as provided in the agreement, pursuant to which Mr. Jones serves as the Vice President of Marketing of the Company and served as the President of S2 Acquisition prior to its merger into the Company in 2001. Under this agreement, as amended, Mr. Jones' current annual base salary is $80,000; he also may receive grants of options to purchase shares of the Company's Common Stock, and he receives the Company's standard employee fringe benefits. The agreement also contains "noncompetition" and "invention and secrecy" clauses.

         In January 1997, the Company entered into an agreement with Randy A. Hamill pursuant to which Mr. Hamill was granted an immediately exercisable option to purchase 40,000 shares of Common Stock at an exercise price of $0.9375 per share. Upon the occurrence of a change in control of the Company (as defined in the agreement) the exercise price per share for any unexercised portion of the option would be the lower of (a) (i) one cent or (ii) the lowest price greater than one cent per share that would not cause the value to Mr. Hamill of shares acquired upon exercise to be considered an "excess parachute payment" under Section 280G of the Internal Revenue Code of 1986 as amended or (b) $0.9375. In the event that Mr. Hamill should die while employed by the Company and the Company has received $500,000 as beneficiary of a life insurance policy it maintains on Mr. Hamill's life, Mr. Hamill's estate will have the right to require the Company to purchase the option, if unexercised, for $500,000 or, subject to certain limitations, to purchase up to 39,999 shares received on exercise of the option for their fair market value at that time.

                          TRANSACTIONS AND OTHER EVENTS

         In 2002 MR & Associates provided, and does currently provide, consulting services to the Company for fees of $5,000 per month. Mr. Maurer, a director and Secretary of the Company, and Mr. Ross, a director and Chief Executive Officer of the Company, are officers, directors, and principal shareholders of Maurer Ross & Co., Incorporated, the general partner of MR & Associates. MR & Associates is the managing general partner of Wesmar Partners, a beneficial owner of more than five percent of the Company's Common Stock.

         Nancy Lopez, who has been a director of the Company since January 1, 2001, is the President of Nancy Lopez Enterprises, Inc., which receives royalty payments and, if certain targets are met, options to purchase Common Stock of the Company, as well as bonuses for certain tournament winnings under a licensing agreement into which the Company entered pursuant to the July 2000 transaction to acquire the assets of NancyLopezGolf(TM). In 2002, Lopez Enterprises received royalty payments of $200,000 from the Company.

         During the fiscal year ended December 31, 2002, the Company retained the law firm of Squire, Sanders & Dempsey L.L.P., of which Mary Ann Jorgenson, a director of the Company, is a partner, to represent the Company in various matters for fees of less than $60,000.

         During the fiscal year ended December 31, 2002, the Company retained the law firm of Webb Ziesenheim Logsdon Orkin & Hanson, P.C., of which Frederick
B. Ziesenheim, a director of the Company, is Vice Chairman of the Board of Directors, to represent the Company in various matters for fees of less than $60,000.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of May 6, 2003 by (i) each person who beneficially owned five percent (5%) or more of the outstanding Common Stock,
(ii) each director, (iii) each Named Executive and (iv) all directors and executive officers as a group calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to the shares shown as beneficially owned by them.

                                                                                NUMBER OF
                                                                            SHARES OF COMMON              PERCENT
                                                                           STOCK BENEFICIALLY            OF COMMON
NAME AND ADDRESS                                                                OWNED(1)                 STOCK(1)
----------------                                                                --------                 --------
L. R. Jeffrey (2)
   50 Gloucester Road
   Summit, NJ 07901..........................................................     250,000                   7.2%

Richard M. Maurer (3), (6), Director and Secretary
   Three Gateway Center
   Pittsburgh, PA 15222......................................................   1,501,096                  45.6%

Robert L. Ross (4), (6), Director, Chairman
   and Chief Executive Officer
   Three Gateway Center
   Pittsburgh, PA 15222......................................................   1,473,596                  44.7%

Mary Ann Jorgenson, Director
   4900 Key Tower
   127 Public Square
   Cleveland, OH 44114-1304..................................................      14,925                   *

Frederick B. Ziesenheim, Director
   700 Koppers Building
   436 7th Avenue
   Pittsburgh, PA 15219-1818.................................................      14,908                   *

Douglas A. Buffington, Director and President
   18 Gloria Lane
   Fairfield, NJ 07004.......................................................     107,375                   3.2%

Randy A. Hamill (5), Senior Vice President
   18 Gloria Lane
   Fairfield, NJ 07004.......................................................      74,142                   2.3%

James E. Jones, Director and Vice President
   3803 Corporex Park Drive
   Tampa, FL 33619...........................................................     721,668                  22.4%

Brian Christopher
   3803 Corporex Park Drive
   Tampa, FL 33619...........................................................     278,332                   8.6%

Wesmar Partners (6)
   MR & Associates
   Maurer, Ross & Co., Incorporated
   Three Gateway Center
   Pittsburgh, PA 15222......................................................   1,399,096                  43.4%

All directors and executive
  officers as a group (7 persons)(7).........................................   2,508,614                  71.1%

* Less than 1%

(1) The numbers listed include shares covered by options that are currently exercisable as of May 6, 2003. The numbers and percentages of shares owned assume that such outstanding options had been exercised as follows: L. R. Jeffrey, Jr. - 250,000, Richard M. Maurer - 67,500, Robert L. Ross - 67,500, Douglas A. Buffington - 105,375, Randy A. Hamill - 59,892, and all directors and executive officers as a group - 300,267.

(2) Does not include 730 shares owned by various members of Mr. Jeffrey's family with respect to which Mr. Jeffrey disclaims any beneficial ownership.

(3) Includes 34,500 shares that are held directly by three trusts of which Mr. Maurer is co-trustee and with respect to which he shares voting and investment power, 1,399,096 shares owned directly by Wesmar Partners with respect to which he shares voting and investment power, and 67,500 shares underlying the options held directly by Mr. Maurer.

(4) Includes 1,399,096 shares owned directly by Wesmar Partners with respect to which Mr. Ross shares voting and investment power and 67,500 shares underlying the options held directly by Mr. Ross.

(5) Does not include 750 shares owned by various members of Mr. Hamill's family with respect to which Mr. Hamill disclaims any beneficial ownership.

(6) Wesmar Partners is a Delaware limited partnership whose partners are Landmark Equity Partners III, L.P., a Delaware limited partnership, and MR & Associates, a Pennsylvania limited partnership. MR & Associates is the managing general partner of Wesmar Partners. Messrs. Maurer and Ross are officers, directors and principal shareholders of Maurer Ross & Co., Incorporated, a Pennsylvania corporation that is the general partner of MR & Associates.

(7) Does not include shares owned by various members of Mr. Hamill's family with respect to which Mr. Hamill disclaims any beneficial ownership. Includes 1,399,096 shares owned directly by Wesmar Partners (see Notes 3, 4 and 6 above).

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company's directors, executive officers and any person holding ten percent or more of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission (the "SEC"). Based solely on a review of copies of the forms furnished to the Company in 2002 and written representations from the Company's directors and executive officers, the Company believes that all Section 16(a) filing requirements applicable to its directors, executive officers and ten percent shareholders in 2002 were complied with, except as set forth below.

         Douglas A. Buffington, a director and President, Chief Financial Officer, Chief Operating Officer and Treasurer of the Company, was granted options to purchase 20,000 shares of Common Stock on January 15, 2002; he reported such grant on a Form 4 filed with SEC on May 13, 2003.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Rothstein, Kass has served as independent accountants and auditors of the Company since 1999, and has been selected to provide independent accounting and audit services to the Company during the current fiscal YEAR. A representative of Rothstein, Kass is expected to be present at or available by telephone during the Annual Meeting, will have the opportunity to make a statement should he so desire, and is expected to be available to respond to appropriate questions.

                                   AUDIT FEES

         Rothstein, Kass billed the Company aggregate fees of $51,000 for its audit of the Company's annual financial statements and review of the financial statements included in the Company's Reports on Form 10-Q for the year ended December 31, 2002.

          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         For the year ended December 31, 2002, Rothstein, Kass did not provide to the Company any financial information systems design and implementation services, including the types of services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X, and therefore charged no fees for such services.

                                 ALL OTHER FEES

         For the year ended December 31, 2002, Rothstein, Kass billed the Company aggregate fees of $6,500 for its preparation of the Company's income tax returns. The Audit Committee of the Company's Board of Directors has considered whether the provision of such services is compatible with maintaining the independence of Rothstein, Kass.


                             ADDITIONAL INFORMATION

         The Company has enclosed with this Proxy Statement its Annual Report for the year ended December 31, 2002. Shareholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this Proxy Statement and is not a part of the proxy soliciting material.


                SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

         Any shareholder who intends to present a proposal at the 2004 annual meeting and who wishes to have the proposal included in the Company's proxy statement and form of proxy for that meeting must deliver the proposal to the Secretary of the Company at 18 Gloria Lane, Fairfield, New Jersey 07004 not later than January 17, 2004. In order to be eligible for inclusion in the proxy materials for the 2004 Annual Meeting of Shareholders, such proposals must meet the requirements set forth in the rules and regulations of the U. S. Securities and Exchange Commission.

         Any shareholder who intends to present a proposal at the 2004 annual meeting other than for inclusion in the Company's proxy statement and form of proxy must deliver the proposal to the Company at its executive offices, 18 Gloria Lane, Fairfield, New Jersey 07004, not later than April 1, 2004 or such proposal will be untimely. If a shareholder fails to submit the proposal by April 1, 2004, the Company reserves the right to exercise discretionary voting authority on the proposal.

                                  OTHER MATTERS

         The Board does not intend to present, and does not have any reason to believe that others will present, any item of business at the Annual Meeting other than those specifically set forth in the notice of the meeting. However, if other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

         All costs and expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition to the use of the mails, certain directors, officers and regular employees of the Company may solicit proxies personally, or by mail, telephone, telegraph, or otherwise, but such persons will not be compensated for such services. Brokerage firms, banks, fiduciaries, voting trustees or other nominees will be requested to forward the soliciting materials to each beneficial owner of stock held of record by them, and the Company has engaged Continental Stock Transfer and Trust Company to coordinate the solicitation of proxies by and through such holders for a fee of approximately $2,000 plus expenses.

                                        By Order of the Board of Directors

                                        Richard M. Maurer, Secretary

May 16, 2003
Fairfield, New Jersey

                          WOMEN'S GOLF UNLIMITED, INC.
                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   Douglas A. Buffington and Richard M. Maurer, or either of them, each with power of substitution, are hereby authorized to vote all stock of Women's Golf Unlimited, Inc. which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders of Women's Golf Unlimited, Inc. to be held on June 17, 2003, and at any postponements or adjournments thereof as follows:

   Election of Directors:  [ ] FOR all nominees listed below                 [ ] WITHHOLD AUTHORITY
                             (except as marked to the contrary below)          to vote for all nominees listed below

  Nominees: Douglas A. Buffington, James E. Jones, Mary Ann Jorgenson, Nancy
            Lopez, Richard M. Maurer, Robert L. Ross and Frederick B. Ziesenheim

       A VOTE FOR ALL NOMINEES IS RECOMMENDED BY THE BOARD OF DIRECTORS.

   INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR AN INDIVIDUAL NOMINEE, DRAW A LINE
                            THROUGH HIS OR HER NAME.

                          (Continued from other side)

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES.

                                                Please sign this proxy exactly
                                                as your name appears below. When
                                                shares are held jointly, each
                                                holder should sign. When signing
                                                as attorney, executor,
                                                administrator, trustee or in
                                                another representative capacity,
                                                please give full title as such.
                                                If a corporation, please sign in
                                                full corporate name by the
                                                president or other authorized
                                                officer. If a partnership,
                                                please sign in partnership name
                                                by an authorized person.

                                                Dated:                    , 2003
                                                      --------------------
                                                Signature

                                                --------------------------------
                                                Signature, if held jointly

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.